Exhibit 99.2

1 1 Company Overview October 2021

# Forward-Looking Statements

This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words and phrases such as "anticipated," "forward," "will," "would," "may," "remain," "potential," "prepare," "expected," "believe," "plan," "near future," "belief," "guidance," and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the number and timing of potential product launches, development initiatives or new indications for the Company's product candidates; the period of market exclusivity for any of the Company's product candidates; the Company's clinical development plan for the product candidates in its portfolio; the timing, progress and results of the Company's clinical trials, including the Company's timing and ability to enroll patients in ongoing and upcoming clinical trials; the potential benefits and efficacy of the Company's product candidates, including the potential for any products as treatments for additional indications; the ability of the Company's executive team to execute on the Company's strategy and build stockholder value; the timing, scope or likelihood of success of regulatory filings and approvals from the FDA, EMA or other regulatory agencies for the Company's product candidates, including statements with respect to deemed priority of the Company's regulatory filings and approvals; the Company's ability to obtain approval of the ANDA for vasopressin on or before the December 15, 2021 GDUFA date, if ever; the Company's ability to adequately respond to information requests from the FDA, EMA or other regulatory agencies with respect to its regulatory filings, including the ANDA for vasopressin; the potential timing of commercial launch of vasopressin and PEMFEXY, if ever; the Company's ability to support the commercial launch of its product candidates, including Landiolol and CAL02, if approved; the success of the Company's collaborations with its strategic partners and the timing and results of these partners' preclinical studies and clinical trials, including the Company's collaborations with its licensing partners SymBio, Combioxin SA and AOP Orphan Pharmaceuticals GmbH; the future commercial success of its product candidates, if approved, related to such licensing agreements, and anticipated royalty and milestone revenue and potential market opportunity for such product candidates; the ability of the product candidates in the Company's pipeline to deliver value to stockholders; the ability of the Company to obtain and maintain coverage and adequate reimbursement for its products; the implementation of certain healthcare reform measures; the Company's timing and ability to repurchase additional shares of the Company's common stock, if any, under its Share Repurchase Program; the Company's ability to deliver value in 2021 and over the long term; expectations regarding the Company's future growth and generating significant cash in the future; the Company's ability to utilize its cash and other assets to increase shareholder value; the Company's ability to effectively manage and control expenses in line with its budget; and the Company's plans and ability to advance the products in its pipeline. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company's control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the impacts of the COVID-19 pandemic, including disruption or impact in the sales of the Company's marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company's third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic on the Company's business, financial condition and results of operations; risks that the Company's business, financial condition and results of operations will be impacted by the spread of COVID-19 in the geographies where the Company's third-party partners operate; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company's product candidates, including the ANDA for vasopressin; whether the Company can successfully market and commercialize its product candidates; the success of the Company's relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of the Company's products or that may have an impact on any of the Company's products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic, on economic activity and the performance of the financial markets generally; the strength and enforceability of the Company's intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in drug development and in conducting clinical trials; and those risks and uncertainties identified in the "Risk Factors" sections of the Company's Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the "SEC") on March 5, 2021, as updated by the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 and June 30, 2021, filed with the SEC on May 10, 2021 and August 9, 2021, respectively, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and the Company does not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

EAGLE PHARMACEUTICALS
2

3 3 Vasopressin Potential

4 Vasopressin Potential Overview On August 26, 2021, Eagle received a 30 - day information request (IR ) from the FDA . Eagle believes an IR at this point of the review process may be indicative that the ANDA is advancing towards an approval. The request asked four questions: three questions pertained to clarifications; one question required additional analytical work. Eagle fully responded to the request on September 20, 2021; there are currently no other review requests outstanding. Based upon the foregoing, along with prior FDA communications and maintenance of priority review , Eagle anticipates approval on or before the December 15, 2021 GDUFA date.